    Confidential    April 11, 2023

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
3rd Amendment to Co-Development and Commercialization Agreement
This 3rd Amendment to Co-Development and Commercialization Agreement (“3rd Amendment”) dated April 11,2023, is made by and between Ocugen, Inc., now with an address at 11 Great Valley Parkway, Malvern, PA 19355 (“Ocugen”), and CanSino Biologics Inc., whose registered office address is at 185 South Ave, TEDA West District, Tianjin, 300457, China (“CanSino”). Ocugen and CanSino are hereinafter referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms that are not defined herein shall have the meaning ascribed to them in the Collaboration Agreement (as defined below).
RECITALS
WHEREAS, the Parties entered into that certain Co-Development and Commercialization Agreement effective as of September 27, 2019 (the “Original Collaboration Agreement”), as amended by that certain 1st Amendment to the Co-Development and Commercialization Agreement effective as of September 30, 2021 (“First Amendment”), and certain 2nd Amendment to the Original Collaboration Agreement effective as of November 21,2022 (“Second Amendment”). The First Amendment and Second Amendment, together with the Original Collaboration Agreement, are called as the “Collaboration Agreement”.
Whereas, CanSinoBIO and Ocugen agree to, pursuant to Collaboration Agreement, purchase the ultracentrifuge (Beckman Optima XPN-100 ultracentrifuge) for the manufacturing of the Product, and amend the Collaboration Agreement correspondingly as further described herein.
Therefore the Parties agree as follows:
CLAUSES
1.Definition
The terms used in this Addendum shall have the same meanings as are attributed to them under the Agreement unless otherwise defined in this Addendum, in which case the definitions given herein shall replace or prevail over (as the case may be) those given in the Addendum.
2.General terms
In order to facilitate the development and manufacturing of the Product, the Parties agree to purchase the ultracentrifuge (Beckman Optima XPN-100 ultracentrifuge) which values [***] CNY (equals to [***] USD) (“Equipment”) in the name of CanSino, and Ocugen agrees to reimburse

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    Confidential    April 11, 2023

CanSino for [***]% value of Equipment and [***]% Value-added tax (Withhold) as the development cost of Product, which equals to [***] USD within thirty (30) days after receiving the invoice.
3.Miscellaneous
1.1This Addendum is made in two (2) originals with each Party holding one. This Addendum shall constitute an integral part of the Agreement after this Addendum comes into effective.
1.2This Addendum shall constitute an integral part of the Agreement after this Agreement comes into effective.
1.3In case of any discrepancy between the Agreement and this Addendum, this Addendum will prevail unless otherwise provided hereunder, the Parties shall perform pursuant to the terms and conditions of this Addendum.
1.4No further modification to the Agreement and this Addendum shall be binding upon the Parties unless it is made in writing and signed by duly authorized representatives of the Parties.

Ocugen, Inc.	CanSino Biologics Inc.
/s/Shankar Musunuri	/s/Shoubai Chao
Signature	Signature
Shankar Musunuri	Shoubai Chao
Print name	Print name
Chief Executive Officer	Chief Operating Officer
Title	Title
4.11.2023	April 17, 2023
Date	Date

2

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